Interest expense and other financial income and expense (Details 1) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Other financial income and expense [abstract]
Interest income	$ 373	$ 568	$ 627
Other finance income	5	92	21
Monetary loss from hyperinflation accounting	(105)	(231)	(194)
Financial expense	(109)	(31)	(18)
Currency result, net	(300)	(258)	(214)
Total other financial income and expense	$ (136)	140	$ 222
Realized gain on commodities		$ 78